POWER OF ATTORNEY

BE IT KNOWN:  That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors or both of McMoRan Exploration Co., a Delaware corporation (the “Company”), does hereby make, constitute, and appoint RICHARD C. ADKERSON and JOHN G. AMATO, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Company common stock that may be issued under the 2003 Stock Incentive Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney on April 28, 2003.

/s/ James R. Moffett

James R. Moffett

POWER OF ATTORNEY

BE IT KNOWN:  That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors or both of McMoRan Exploration Co., a Delaware corporation (the “Company”), does hereby make, constitute, and appoint JAMES R. MOFFETT and JOHN G. AMATO, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Company common stock that may be issued under the 2003 Stock Incentive Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney on April 28, 2003.

/s/ Richard C. Adkerson

Richard C. Adkerson

POWER OF ATTORNEY

BE IT KNOWN:  That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors or both of McMoRan Exploration Co., a Delaware corporation (the “Company”), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON, and JOHN G. AMATO, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Company common stock that may be issued under the 2003 Stock Incentive Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney on April 28, 2003.

/s/ Morrison C. Bethea

Morrison C. Bethea

POWER OF ATTORNEY

BE IT KNOWN:  That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors or both of McMoRan Exploration Co., a Delaware corporation (the “Company”), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON, and JOHN G. AMATO, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Company common stock that may be issued under the 2003 Stock Incentive Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney on April 28, 2003.

/s/ Robert A. Day

Robert A. Day

POWER OF ATTORNEY

BE IT KNOWN:  That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors or both of McMoRan Exploration Co., a Delaware corporation (the “Company”), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON, and JOHN G. AMATO, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Company common stock that may be issued under the 2003 Stock Incentive Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney on April 28, 2003.

/s/ Gerald J. Ford

Gerald J. Ford

POWER OF ATTORNEY

BE IT KNOWN:  That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors or both of McMoRan Exploration Co., a Delaware corporation (the “Company”), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON, and JOHN G. AMATO, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Company common stock that may be issued under the 2003 Stock Incentive Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney on April 28, 2003.

/s/ H. Devon Graham, Jr.

H. Devon Graham, Jr.

POWER OF ATTORNEY

BE IT KNOWN:  That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors or both of McMoRan Exploration Co., a Delaware corporation (the “Company”), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON, and JOHN G. AMATO, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Company common stock that may be issued under the 2003 Stock Incentive Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney on April 28, 2003.

/s/ Glenn A. Kleinert

Glenn A. Kleinert

POWER OF ATTORNEY

BE IT KNOWN:  That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors or both of McMoRan Exploration Co., a Delaware corporation (the “Company”), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON, and JOHN G. AMATO, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Company common stock that may be issued under the 2003 Stock Incentive Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney on April 28, 2003.

/s/ Gabrielle K. McDonald

Gabrielle K. McDonald

POWER OF ATTORNEY

BE IT KNOWN:  That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors or both of McMoRan Exploration Co., a Delaware corporation (the “Company”), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON, and JOHN G. AMATO, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Company common stock that may be issued under the 2003 Stock Incentive Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney on April 28, 2003.

/s/ C. Howard Murrish

C. Howard Murrish

POWER OF ATTORNEY

BE IT KNOWN:  That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors or both of McMoRan Exploration Co., a Delaware corporation (the “Company”), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON, and JOHN G. AMATO, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Company common stock that may be issued under the 2003 Stock Incentive Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney on April 28, 2003.

/s/ B. M. Rankin, Jr.

B. M. Rankin, Jr.

POWER OF ATTORNEY

BE IT KNOWN:  That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors or both of McMoRan Exploration Co., a Delaware corporation (the “Company”), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON, and JOHN G. AMATO, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Company common stock that may be issued under the 2003 Stock Incentive Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney on April 28, 2003.

/s/ J. Taylor Wharton

J. Taylor Wharton

POWER OF ATTORNEY

BE IT KNOWN:  That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors or both of McMoRan Exploration Co., a Delaware corporation (the “Company”), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON, and JOHN G. AMATO, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Company common stock that may be issued under the 2003 Stock Incentive Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney on April 28, 2003.

/s/ Nancy D. Parmelee

Nancy D. Parmelee

POWER OF ATTORNEY

BE IT KNOWN:  That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors or both of McMoRan Exploration Co., a Delaware corporation (the “Company”), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON, and JOHN G. AMATO, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Company common stock that may be issued under the 2003 Stock Incentive Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney on April 28, 2003.

/s/ C. Donald Whitmire, Jr.

C. Donald Whitmire, Jr.